UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 13, 2005

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	0-11129	61-0979818
(State or other jurisdiction of	(Commission file number)	(IRS Employer Identification Number)
Incorporation)

346 North Mayo Trail
Pikeville, Kentucky		41501
(Address of principal executive offices)		(Zip code)

(606) 432-1414
(Registrant's telephone number, including area code)

Item 8.01 Other Events--Issuance of Press Release announcing Completion of Acquisition of Heritage Bank of Danville

Jean R. Hale, Chairman, President and CEO of Community Trust Bancorp, Inc. announced today that the acquisition of Heritage Community Bank of Danville, Kentucky by Community Trust Bank, Inc. has been completed.

See Exhibit 1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	June 13, 2005	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer